UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2020

FS KKR Capital Corp. II

(Exact name of Registrant as specified in its charter)

Maryland	814-00926	80-0741103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously announced, on June 10, 2020, FS KKR Capital Corp. II (the “Company”) filed an amendment to its charter to effect a 4 to 1 reverse stock split (the “Reverse Stock Split”). The Company subsequently filed an amendment to its charter to provide that there will be no change in the par value of $0.001 per share of common stock as a result of the Reverse Stock Split. The foregoing description of the amendments does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Form 8-K of the Company filed on June 10, 2020 (including the exhibits thereto), which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 15, 2020. As of February 28, 2020, the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 678,379,301 shares of common stock were eligible to be voted in person or by proxy. As a result of the Reverse Stock Split, every four shares of the Company’s common stock issued and outstanding were automatically combined into one share of the Company’s common stock. As adjusted to give effect to the Reverse Stock Split, at the close of business on the Record Date, there would have been 169,594,825 shares of the Company’s common stock (instead of 678,379,301), constituting all of the outstanding voting securities of the Company. The Reverse Stock Split did not modify the rights or preferences of the Company’s common stock. Of the eligible shares of common stock to be voted, 82,799,912 were voted in person or by proxy at the Annual Meeting.

Stockholders were asked to consider and act upon the following proposals, each of which was described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2020:

•	Proposal No. 1 – the election of the following individuals as Class C Directors, each of whom has been nominated for election for a three year term expiring at the 2023 annual meeting of the stockholders: (a) Michael C. Forman, (b) Richard Goldstein, (c) James H. Kropp and (d) Elizabeth Sandler (the “Director Proposal”);

•	Proposal No. 2 – the approval of the application of the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act of 1940, as amended, to the Company, which would permit the Company to increase the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to the Company from 200% to 150% (the “Leverage Proposal”); and

•	Proposal No. 3 – the approval of a proposal to allow the Company in future offerings, following the listing of the Company’s common stock on a national securities exchange, to sell its shares below net asset value per share in order to provide flexibility for future sales (the “Share Issuance Proposal”).

All director nominees listed in the Director Proposal were elected by the Company’s stockholders at the Annual Meeting. The votes for, votes withheld and broker non-votes for each director nominee are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael C. Forman	77,049,181	5,750,731	0
Richard Goldstein	76,993,357	5,806,555	0
James H. Kropp	76,994,929	5,804,983	0
Elizabeth Sandler	77,254,728	5,545,184	0

On June 15, 2020, the Company adjourned the Annual Meeting with respect to (i) the Leverage Proposal, until after the proposed listing (the “Listing”) of the Company’s common stock on the New York Stock Exchange (the “NYSE”), and (ii) the Share Issuance Proposal, to permit additional time to solicit stockholder votes for such proposal. The reconvened meeting (the “Reconvened Meeting”) will be held on June 18, 2020 at 1:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Valid proxies submitted prior to the Annual Meeting will continue to be valid for the Reconvened Meeting, unless properly changed or revoked prior to votes being taken at the Reconvened Meeting. The record date of February 28, 2020 will remain the same for the Reconvened Meeting.

Item 8.01.	Other Events.

On June 15, 2020, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Forward Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the Company’s operations or the economy generally due to terrorism or natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, the ability of the Company to complete the Listing, the price at which the Company’s shares of common stock may trade on the NYSE, and such other factors that are disclosed in the Company’s filings with the SEC. Some of these factors are enumerated in the filings the Company made with the SEC. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated June 15, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR Capital Corp. II

Date: June 15, 2020	By:	/s/ Stephen Sypherd
Stephen Sypherd
General Counsel